SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): November 19, 2003


                           ARIAD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                    0-21696               22-3106987
   (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
         of Incorporation)                                  Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

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ITEM 5.   OTHER EVENTS

          On November 19, 2003, the Registrant disseminated a Press Release announcing results of studies demonstrating that AP23573, its lead oncology product candidate, previously shown to starve tumors by inhibition of the critical cell-signalling protein mTOR, also blocks the process that controls tumor blood supply.

          The information contained in the Press Release dated November 19, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  Exhibits.

               99.1 The Registrant's Press Release dated November 19, 2003.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ARIAD PHARMACEUTICALS, INC.



                                                By:    /s/ Edward M. Fitzgerald
                                                       -------------------------
                                                       Edward M. Fitzgerald
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    November 19, 2003

                                  EXHIBIT INDEX

Exhibit                                                             Sequential
Number     Description                                              Page Number
-------    -----------                                              -----------

99.1       The Registrant's Press Release dated November 19, 2003.       4